ING PARTNERS, INC.

ING Fundamental Research Portfolio (“Portfolio”)

Supplement dated July 26, 2007 to the Service Class and Advisor Class Prospectus,

Initial Class Prospectus and the Advisor Class, Initial Class, and Service Class

Statement of Additional Information each dated April 30, 2007.

On July 12, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize the Portfolio into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Fundamental Research Portfolio	ING VP Growth and Income Portfolio

The proposed Reorganization is subject to approval by shareholders of the Portfolio.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about October 30, 2007, it is expected that the Reorganization shall close on November 10, 2007, or such other date as the parties to the Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.